EXHIBIT 10.13

THIS DEBENTURE, AND THE SECURITIES INTO WHICH IT IS CONVERTIBLE (COLLECTIVELY, THE "SECURITIES"), HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THE SECURITIES ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE OFFERED OR SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, PURSUANT TO REGULATION D OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE COMPANY WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE. FURTHER HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE MADE EXCEPT IN COMPLIANCE WITH THE ACT.

                             COMPENSATION DEBENTURE

                           LIMELIGHT MEDIA GROUP INC.

                            5% CONVERTIBLE DEBENTURE

                              DUE FEBRUARY __, 2007

No.  ___                                                                $340,000

      This Secured Debenture is issued by LIMELIGHT MEDIA GROUP INC., a Nevada corporation (the "Company"), to CORNELL CAPITAL PARTNERS, LP (together with its permitted successors and assigns, the "Holder") pursuant to exemptions from registration under the Securities Act of 1933, as amended.

                                   ARTICLE I.

      SECTION 1.01 PRINCIPAL AND INTEREST. For value received, on February ___, 2004, the Company hereby promises to pay to the order of the Holder in lawful money of the United States of America and in immediately available funds the principal sum of Three Hundred Forty Thousand Dollars (US $340,000), together with interest on the unpaid principal of this Debenture at the rate of five percent (5%) per year (computed on the basis of a 365-day year and the actual days elapsed) from the date of this Debenture until paid. At the Company's option, the entire principal amount and all accrued interest shall be either (a) paid to the Holder on the third (3rd) year anniversary from the date hereof or
(b) converted in accordance with Section 1.02 herein provided, however, that in no event shall the Holder be entitled to convert this Debenture for a number of shares of Common Stock in excess of that number of shares of Common Stock which, upon giving effect to such conversion, would cause the aggregate number of


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shares of Common Stock  beneficially  owned by the Holder and its  affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such conversion.

      SECTION 1.02 OPTIONAL CONVERSION. The Holder is entitled, at its option, to convert, and sell on the same day, at any time and from time to time, until payment in full of this Debenture, plus accrued interest, into shares (the "Conversion Shares") of the Company's common stock, par value $0.001 per share ("Common Stock"), at the price per share (the "Conversion Price") equal to one hundred percent (100%) of the lowest Closing Bid Price of the Common Stock for the three (3) trading days immediately preceding the Conversion Date (as defined herein). As used herein, "Principal Market" shall mean The National Association of Securities Dealers Inc.'s Over-The-Counter Bulletin Board, Nasdaq SmallCap Market, or American Stock Exchange. If the Common Stock is not traded on a Principal Market, the Closing Bid Price shall mean, the reported Closing Bid Price for the Common Stock, as furnished by the National Association of Securities Dealers, Inc., for the applicable periods. No fraction of shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. To convert this Debenture, the Holder hereof shall deliver written notice thereof, substantially in the form of Exhibit "A" to this Debenture, with appropriate insertions (the "Conversion Notice"), to the Company at its address as set forth herein. The date upon which the conversion shall be effective (the "Conversion Date") shall be deemed to be the date set forth in the Conversion Notice.

      SECTION 1.03 RIGHT OF REDEMPTION. The Company at its option shall have the right to redeem for cash, with three (3) business days advance written notice (the "Redemption Notice"), a portion of or all of the outstanding principal sum under this Debenture. The redemption price shall be equal to one hundred twenty percent (120%) multiplied by the portion of the principal sum being redeemed, plus any accrued and unpaid interest.

      SECTION 1.04 RESERVATION OF COMMON STOCK. The Company shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Debenture, such number of shares of Common Stock as shall from time to time be sufficient to effect such conversion, based upon the Conversion Price. If at any time the Company does not have a sufficient number of Conversion Shares authorized and available, then the Company shall call and hold a special meeting of its stockholders within sixty
(60) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock. Management shall recommend to the shareholders of the Company to vote in favor of increasing the number of authorized shares of Common Stock. Management shall also vote all of its shares of Common Stock in favor of increasing the number of authorized shares of Common Stock.

      SECTION 1.05 REGISTRATION RIGHTS. The Company is obligated to register the resale of the Conversion Shares under the Securities Act of 1933, as amended, pursuant to the terms of a Registration Rights Agreement, between the Company and the Holder of even date herewith (the "Investor Registration Rights Agreement").

      SECTION 1.06 INTEREST PAYMENTS. The interest so payable will be paid at the time of maturity or conversion to the person in whose name this Debenture is registered. At the time such interest is payable, the Holder, in its sole


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discretion,  may elect to receive  the  interest  in cash (via wire  transfer or certified funds) or in the form of Common Stock. In the event of default, as described in Article III Section 3.01 hereunder, the Holder may elect that the interest be paid in cash (via wire transfer or certified funds) or in the form of Common Stock. If paid in the form of Common Stock, the amount of stock to be issued will be calculated as follows: the value of the stock shall be the Closing Bid Price on: (i) the date the interest payment is due; or (ii) if the interest payment is not made when due, the date the interest payment is made. A number of shares of Common Stock with a value equal to the amount of interest due shall be issued. No fractional shares will be issued; therefore, in the event that the value of the Common Stock per share does not equal the total interest due, the Company will pay the balance in cash.

      SECTION 1.07 PAYING AGENT AND REGISTRAR. Initially, the Company will act as paying agent and registrar. The Company may change any paying agent, registrar, or Company-registrar by giving the Holder not less than ten (10) business days' written notice of its election to do so, specifying the name, address, telephone number and facsimile number of the paying agent or registrar. The Company may act in any such capacity.

                                   ARTICLE II.

      SECTION 2.01 AMENDMENTS AND WAIVER OF DEFAULT. The Debenture may not be amended without the written consent of the Holder. Notwithstanding the above, without the consent of the Holder, the Debenture may be amended to cure any ambiguity, defect or inconsistency, to provide for assumption of the Company obligations to the Holder or to make any change that does not adversely affect the rights of the Holder.

                                  ARTICLE III.

      SECTION 3.01 EVENTS OF DEFAULT. An Event of Default is defined as follows:
(a) failure by the Company to pay amounts due hereunder within fifteen (15) days of the date of maturity of this Debenture; (b) failure by the Company to comply with the terms of the Irrevocable Transfer Agent Instructions attached to the Standby Equity Distribution Agreement of even date herewith entered into between the Company and the Holder (the "Standby Equity Distribution Agreement"); (c) failure by the Company's transfer agent to issue Common Stock to the Holder within five (5) days of the Company's receipt of the attached Notice of Conversion from Holder; (d) failure by the Company for ten (10) days after notice to it to comply with any of its other agreements in the Debenture; (e) events of bankruptcy or insolvency; (f) a breach by the Company of its obligations under the Standby Equity Distribution Agreement or the Registration Rights Agreement which is not cured by the Company within ten (10) days after receipt of written notice thereof. Upon the occurrence of an Event of Default, the Holder may, in its sole discretion, accelerate full repayment of all debentures outstanding and accrued interest thereon or may, notwithstanding any limitations contained in this Debenture and/or the Standby Equity Distribution Agreement, convert all debentures outstanding and accrued interest thereon into shares of Common Stock pursuant to Section 1.02 herein.

      SECTION 3.02 FAILURE TO ISSUE  UNRESTRICTED  COMMON STOCK. As indicated in
Article III Section 3.01, a breach by the Company of its obligations under the Investor Registration Rights Agreement shall be deemed an Event of Default, which if not cured within ten (10) days, shall entitle the Holder to accelerate


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full repayment of all debentures  outstanding and accrued  interest  thereon or, notwithstanding any limitations contained in this Debenture and/or the Standby Equity Distribution Agreement, to convert all debentures outstanding and accrued interest thereon into shares of Common Stock pursuant to Section 1.02 herein. The Company acknowledges that failure to honor a Notice of Conversion shall cause irreparable harm to the Holder.

                                  ARTICLE IV.

      SECTION 4.01 RIGHTS AND TERMS OF CONVERSION. Commencing on the date hereof, this Debenture, may be converted at any time following the date of closing, into shares of Common Stock at a price equal to the Conversion Price as described in Section 1.02 above.

      SECTION 4.02 RE-ISSUANCE OF DEBENTURE. When the Holder elects to convert a part of the Debenture, then the Company shall reissue a new Debenture in the same form as this Debenture to reflect the new principal amount.

      SECTION 4.03 TERMINATION OF CONVERSION RIGHTS. The Holder's right to convert the Debenture into the Common Stock in accordance with paragraph 4.01 shall terminate on the date that is the third (3rd) year anniversary from the date hereof and this Debenture shall be automatically converted on that date in accordance with the formula set forth in Section 4.01 hereof, and the appropriate shares of Common Stock and amount of interest shall be issued to the Holder.

                                   ARTICLE V.

      SECTION 5.01 ANTI-DILUTION. In the event that the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on the outstanding Common Stock, the Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination as the case may be.

      SECTION 5.02 CONSENT OF HOLDER TO SELL CAPITAL STOCK. Except for the Standby Equity Distribution Agreement dated the date hereof between the Company and Cornell Capital Partners, LP. so long as any of the principal of or interest on this Debenture remains unpaid and unconverted, the Company shall not, without the prior consent of the Holder, issue or sell (i) any Common Stock or Preferred Stock without consideration or for a consideration per share less than its fair market value determined immediately prior to its issuance, (ii) issue or sell any Preferred Stock, warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than such Common Stock's fair market value determined immediately prior to its issuance, (iii) enter into any security instrument granting the holder a security interest in any and all assets of the Company or (iv) file any registration statement on Form S-8.


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

                                  ARTICLE VI.

      SECTION 6.01 NOTICE. Notices regarding this Debenture shall be sent to the parties at the following addresses, unless a party notifies the other parties, in writing, of a change of address:

If to the Company, to:                 Limelight Media Group Inc.
                                       8000 Centerview Parkway, Suite 115
                                       Cordova, TN  38018
                                       Attention:        David Lott, President
                                       Telephone:        (901) 757-0195
                                       Facsimile:        (901) 757-1147

With a copy to:                        Kirkpatrick & Lockhart LLP
                                       201 South Biscayne Boulevard - Suite 2000
                                       Miami, Florida 33131-2399
                                       Attention:        Clayton E. Parker, Esq.
                                       Telephone:        (305) 539-3300
                                       Facsimile:        (305) 358-7095

If to the Holder:                      Cornell Capital Partners, LP
                                       101 Hudson Street, Suite 3606
                                       Jersey City, New Jersey 07302
                                       Telephone:        (201) 985-8300
                                       Facsimile:        (201) 985-8266

With a copy to:                        Butler Gonzalez LLP
                                       1416 Morris Avenue - Suite 207
                                       Union, New Jersey 07083
                                       Attention:        David Gonzalez, Esq.
                                       Telephone:        (908) 810-8588
                                       Facsimile:        (908) 810-0973

      SECTION 6.02 GOVERNING LAW. This Debenture shall be deemed to be made under and shall be construed in accordance with the laws of the State of Nevada without giving effect to the principals of conflict of laws thereof. Each of the parties consents to the jurisdiction of the U.S. District Court sitting in the District of the State of New Jersey or the state courts of the State of New Jersey sitting in Hudson County, New Jersey in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens to the bringing of any such proceeding in such jurisdictions.

      SECTION 6.03 SEVERABILITY. The invalidity of any of the provisions of this Debenture shall not invalidate or otherwise affect any of the other provisions of this Debenture, which shall remain in full force and effect.

      SECTION 6.04 ENTIRE AGREEMENT AND AMENDMENTS. This Debenture represents the entire agreement between the parties hereto with respect to the subject matter hereof and there are no representations, warranties or commitments,


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

except as set forth herein. This Debenture may be amended only by an instrument in writing executed by the parties hereto.

      SECTION 6.05 COUNTERPARTS. This Debenture may be executed in multiple counterparts, each of which shall be an original, but all of which shall be deemed to constitute on instrument.

      IN WITNESS WHEREOF, with the intent to be legally bound hereby, the Company as executed this Debenture as of the date first written above.

                                                    LIMELIGHT MEDIA GROUP INC.

                                                    By:  /s/ David Lott
                                                       -------------------------
                                                    Name:     David Lott
                                                    Title:    President


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

                                   EXHIBIT "A"

                              NOTICE OF CONVERSION

           (TO BE EXECUTED BY THE HOLDER IN ORDER TO CONVERT THE NOTE)

TO:

      The undersigned hereby irrevocably elects to convert $ of the principal amount of the above Note into Shares of Common Stock of Limelight Media Group Inc. according to the conditions stated therein, as of the Conversion Date written below.

CONVERSION DATE:                        ________________________________________

APPLICABLE CONVERSION PRICE:            ________________________________________

AMOUNT TO BE CONVERTED:                $________________________________________

AMOUNT OF DEBENTURE UNCONVERTED:       $________________________________________

CONVERSION PRICE PER SHARE:            $________________________________________

NUMBER OF SHARES OF COMMON STOCK TO BE
ISSUED:                                 ________________________________________

PLEASE ISSUE THE SHARES OF COMMON STOCK
IN THE FOLLOWING NAME AND TO THE
FOLLOWING ADDRESS:                      ________________________________________

ISSUE TO:                               ________________________________________

ADDRESS:                                ________________________________________

AUTHORIZED SIGNATURE:                   ________________________________________

NAME:                                   ________________________________________

TITLE:                                  ________________________________________

PHONE NUMBER:                           ________________________________________

BROKER DTC PARTICIPANT CODE:            ________________________________________

ACCOUNT NUMBER:                         ________________________________________


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